EXHIBIT 18



                                LOAN AGREEMENT
                                    between

     DAI-ICHI KANGYO BANK (New York Branch)
     (The Lender)

     HOECHST CORPORATION OR A 100% OWNED SUBSIDIARY OF HOECHST
     CORPORATION
     (The Borrower)

     The Lender hereby agrees to make loans, on a committed basis, available to the Borrower.

     The following Terms and Conditions of the loan are hereby agreed to between the Lender and the Borrower

     Purpose of loan:                  General Financing Purposes

     Commitment:                       Aggregate borrowings shall at no
                                       time exceed Three Hundred Fifty
                                       Million US-Dollars (US$
                                       350,000,000).

     Evidence of Debt:                 The borrowings under the Loan
                                       Agreement will be on an unsecured
                                       basis and will be evidenced by the
                                       promissory note (the "Note") of
                                       the Borrower in the form of
                                       Exhibit A annexed hereto.

     Maturity:                         The Commitment of the Lender
                                       terminates and all loans
                                       outstanding, if any, shall be
                                       repaid in full on June 27, 1996
                                       (364 days from the start of the
                                       Commitment, unless the Lender, in
                                       its sole discretion, decides to
                                       allow the borrower a new rollover
                                       period starting prior to the end
                                       of the commitment period which
                                       extends beyond the end of the
                                       original commitment period).

     Rate of Interest:                 Interested rate will be a rate per
                                       annum equal to the sum of LIBOR
                                       plus 0.05%.  The term "LIBOR"
                                       means for each Interest Period,
                                       the average rate per annum
                                       (rounded up to the nearest basis
                                       point) shown on the Reuters LIBO
                                       page at or about 11:00 a.m. New
                                       York time two Business Days before
                                       the commencement of an Interest
                                       Period.

     Computation of Interest:          All computations of interest shall
                                       be made by the Lender on the basis
                                       of a year of 360 days, in each
                                       case for the actual number of days
                                       (including the first day but
                                       excluding the last day) occurring
                                       in the period of which such
                                       interest is payable.

     Payment of Interest:              The interest will be paid on the
                                       last day of each Interest Period.

     Commitment fee:                   At the rate of 2.5 Basis Points
                                       per annum (on the basis of a year
                                       of 365 or 366 days for the actual
                                       number of days elapsed) on the
                                       average daily unused amount of the
                                       Commitment and payable on the last
                                       day of each calendar quarter.

     Start of the commitment:          June 28, 1995

     Interest periods:                 1,2,3 or 6 months or 364 days, as
                                       chosen by the Borrower, on a roll-
                                       over basis.

     Participations + Assignment:      None Permitted.

     Payments:                         The Company shall make all
                                       payments and advances to be made
                                       by it under this Agreement not
                                       later than 11:00 a.m. (New York
                                       City time) on the date when due in
                                       U.S. Dollars to the Lender in New
                                       York in same day funds.
                                       Business Day shall be construed as
                                       a reference to a day on which
                                       banks are generally open for
                                       business in London and New York.
                                       If a payment hereunder or under
                                       the note shall be stated to be due
                                       on a day other than a Business
                                       Day, such payment shall be made on
                                       the next succeeding Business Day
                                       in the same calendar month (if
                                       there is one) or the preceding Day
                                       (if there is not).  Any such
                                       extension or reduction of time
                                       shall be included in the
                                       computation of interest.

     Term: During the term of the Commitment, the Borrower can borrow, repay and re-borrow against the total
                                       Commitment in a minimum amount of
                                       $20,00,000, - and integral
                                       multiples of $5,000,000, -
                                       Borrowings will be available on
                                       two Business Day's notice to the
                                       Lender in New York.

     Premature cancellation of the     The Borrower may cancel the
     commitment by the Borrower:       commitment in whole or in part,
                                       whether or not drawdowns are
                                       outstanding, with 4 weeks notice
                                       to the Lender.  If an advance is
                                       outstanding, notice must be given
                                       at least 4 weeks prior to the
                                       applicable rollover date.

     Optional Prepayment:              Optional prepayment of principal
                                       may be made at any time, in whole
                                       or in part, without penalty or
                                       premium upon at least 4 weeks
                                       notice prior to each rollover date
                                       to the Lender in New York.  If
                                       prepayment of principal occurs on
                                       a date other than the end of an
                                       interest period, Borrower will pay
                                       to Lender any applicable breakage
                                       costs, provided that such breakage
                                       costs are documented in reasonable
                                       details by the Lender to the
                                       Borrower.

     Other Conditions:                  1.  Parri Passu with senior
                                            unsecured obligations of the
                                            Borrower.
                                        2.  Hoechst AG, with the
                                            exception of the following
                                            other conditions under 3.
                                            below, will be at least,
                                            directly, or indirectly the
                                            majority owner of Hoechst
                                            Corporation during the life
                                            of the facility.
                                        3.  The Borrower shall be
                                            entitled to any time, with
                                            the prior consent of the
                                            Lender (such consent not to
                                            be  unreasonably withheld),
                                            to substitute for the
                                            Borrower with any other
                                            company, of which more that
                                            51% of the outstanding
                                            capital or voting rights are
                                            directly or indirectly owned
                                            by Hoechst AG, as debtor in
                                            respect of all obligations
                                            arising from or in connection
                                            with the loan.

     Covenants:                         None.

     Governing Law and Jurisdiction:    New York Law and Courts of New
                                        York.

     This Loan Agreement represents the entire understanding between the parties with respect to the transactions contemplated hereby. The existence and terms of this agreement shall remain strictly confidential unless: Otherwise agreed to in writing by the Borrower or the Lender, as the case may be; or, as required by applicable laws and regulations.

     Signed:

     on behalf of The Borrower:             on behalf of The Lender:
     HOECHST CORPORATION


     /s/ K. Schmieder                       /s/ A. Nekoshima

     Date:  June 22, 1995                   Date:  9 June 1995


     NOTE

     U.S. $350,000,000.                           Dated:   June 28, 1995

     FOR VALUE RECEIVED, Hoechst Corporation, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of The Dai Ichi Kangyo Bank (the "Lender"), at the Lender's office at One World Trade Center, New York, NY, in the lawful money of the United States and in immediately available funds, the aggregate unpaid principal amount of each borrowing made by the Lender to the Borrower pursuant to the Loan Agreement between the Borrower and the Lender (the "Agreement") on the last day of the Interest Period relating to such borrowing; provided, however, that all borrowings shall be repaid in full on the Maturity Date as defined in the Agreement.

     The Borrower agrees to pay interest (computed on the basis of actual days elapsed and a year of 360 days) from the date hereof on said principal sum or the unpaid balance thereof until said principal sum is paid in full, in like money at said office at the rate and on the dates negotiated under the terms of the Agreement.

     This Note is the Note referred to in the Agreement and is entitled to the benefits of said Agreement.

     The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operation as a waiver of such rights.

     The Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        HOECHST CORPORATION

                                   By:  K. Schmieder
                                   By:  H. Benz



                                  EXHIBIT 19



                                      Frankfurt/Main, June 23, 1995

     Hoechst Corporation
     Office of Assistant Treasurer
     Route 202-206
     P.O. Box 2500
     Somerville, NJ  08876-1258

     Dear Sirs,

     We refer to our discussions and are pleased to confirm that on the basis of our General Business Conditions and in accordance with the terms and conditions set forth below were are willing to grant a term credit facility (the "Facility") to you:

     (1)   Amount:              US$ 450.000.000, - (US Dollars four
                                hundred and fifty million).

     (1a)  Commitment:          We shall be committed to permit draw
                                downs under this Facility for the period starting on June 28th, 1995 and ending on June 28th, 1996 (Commitment Period).
                                During the term of the Commitment Period you shall at any time be entitled to cancel the Commitment in whole or in part with 4 weeks written notice to us. From and after such termination no further draw downs shall be permissible inasfar as the Commitment has been terminated.
                                Any amounts remaining committed after a
                                partial termination of the Commitment
                                shall hereinafter be referred to as the
                                "Available Commitment".

     (2)   Purpose:             General financing purposes.

     (3)   Drawdown:            This Facility may be drawn down, subject
                                to the availability of the respective US
                                Dollar amounts in the Euro-Dollar market in one or more tranches until June 28th, 1996 by giving two Business Days irrevocable advice prior to the envisaged drawdown date, specifying the date of the proposed drawdown, the amount thereof and the duration of the applicable Interest
                                Period (as hereafter defined).  The
                                details of the drawdown should reach us
                                no later than 11.00 a.m. Frankfurt time.
                                In the event that the respective US
                                Dollar amounts are not available to us in the Euro Dollar market we shall provide them from within the US domestic market or use our best efforts to provide refinancing from another national or international market accessible for us
                                (whichever is the most favorable for
                                you), provided, however, that in such
                                case the interest rate stipulated in
                                paragraph (5) below shall not be
                                applicable but instead thereof you shall pay interest at the rate of cost of funds plus a margin of 5 basis points. In case the source of refinancing is a market other than the Euro Dollar or the domestic Dollar market all notice periods and due dates shall be adjusted accordingly.

                                The amounts draw down shall be made
                                available to you on your current account maintained with Dresdner Bank AG New York.

                                "Business Day" means a day on which
                                dealings in US Dollar deposits are
                                carried out in the interbank eurocurrency market or, if a payment is required hereunder to be made on such day, a day on which commercial banks and foreign exchange markets are open for business in the place where such payment is required to be made and if anything is required to be done or received by us, in Frankfurt/Main, Germany.

     (4)   Repayment/
           Prepayment:          This Facility shall be repaid in full in
                                one amount on the date falling 12 months after the date of the first draw down.

                                You have the right upon not less than ten
                                Business Days prior irrevocable written
                                notice to prepay this Facility in whole
                                or in part by a minimum amount of US
                                Dollar 20 million plus integral multiples of 5 million together with interest accrued thereon but without premium or penalty prior to the date set forth in the preceding paragraph. However, in this event the provisions set forth in No. 8 b) and No. 12 below shall apply.

     (5)   Interest Rate:       5 Basis Points (0.05%) p.a. net above the
                                London-Interbank-Offered-Rate (LIBOR) for
                                US Dollars for interest periods
                                ("Interest Periods") of one, two, three
                                or six months (whichever is selected by
                                you).  Interest will accrue on a daily
                                basis and shall be computed on the basis of a year of 360 days and the actual number of days elapsed. LIBOR relating to each Interest Period shall be the rate as displayed at or about 11.00 a.m.
                                (London time) on the second Business Day before the first day of such Interest
                                Period on Page 3750 of the Telerate
                                Service (or such other page as may
                                replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association
                                Interest Settlement Rates for deposits in US Dollars.

                                Interest is payable in arrears on the
                                last day of each Interest Period
                                ("Interest Payment Date"), however, if
                                the payment date falls on a day other
                                than a Business Day, interest will be
                                payable on, and computed, until the next succeeding Business Day.

                                If you fail to select the duration of any Interest Period by the second Business Day prior to the beginning of each Interest Period, it shall be of a duration of one month.

                                If you fail to pay any amount of
                                principal in accordance with the terms
                                set by, or pursuant to, this letter, you shall pay interest on that amount from the time of default up to the time of actual payment (as well after as before judgement) at a rate per annum of the aggregate of one per cent (1%) and the rate or rates at which we were able to fund the amount in default, for such period as we may from time to time select.

                                If you fail to pay any amount in
                                accordance with the terms set by, or
                                pursuant to, this letter, other than
                                principal, you shall pay immediately upon first demand, by way of Indemnification and in addition to that amount, a lump sum computed on that amount for the period from the time of default up to the time of actual payment (as well after as before judgement) at a rate per annum of one per cent (1%) above the London-Interbank-Offered-Rate applicable on the due date and determined in accordance with the provisions of the first paragraph of this clause.

     (6)   Fees:                You shall pay a commitment fee on undrawn
                                amounts under the Available Commitment
                                computed at the rate of 2.5 Basis Points per annum (0.025% p.a.) on the daily undrawn portion of this Facility. Such commitment fee shall accrue from day to day during the period commencing on June
                                28th, 1995 and ending on June 28th, 1996 and shall be payable quarterly in arrears with a final payment on the date set forth in No. 3 above. The commitment fee shall be calculated on the basis described in No.5 above.

     (7)   Expenses:            You shall reimburse us for all charges
                                and expenses reasonably incurred by us in connection with the preservation or enforcement or attempted preservation or enforcement of any rights hereunder in the amount and currency as requested by us.

     (8)   Payments:            a)    All amounts payable by you in
                                      respect of this Facility shall be
                                      paid to us on the due dates (not
                                      later than 10.30 a.m. New York
                                      time) in US Dollars in such funds
                                      as are customary at the date on
                                      which the payment is made for
                                      settlement of international banking
                                      transactions through the New York
                                      Clearing House Interbank Payments
                                      System, to our account no. 400/00
                                      maintained with Dresdner Bank AG
                                      New York.

                                b)    If any repayment or prepayment of
                                      principal falls within an Interest
                                      Period and accordingly we receive
                                      all of the amount repaid or prepaid
                                      otherwise than on the applicable
                                      Interest Payment Date you shall pay
                                      to us on demand for our account an
                                      amount equal to the amount (if any)
                                      by which (i) the additional
                                      interest which would have been
                                      payable on the amount so received
                                      had it been received on the
                                      applicable Interest Payment Date
                                      exceeds (ii) the amount of interest
                                      which we shall certify would have
                                      been payable to us on that
                                      applicable Interest Payment Date in
                                      respect of a deposit equal to the
                                      amount so received placed by us
                                      with a prime bank in the relevant
                                      interbank eurocurrency market for a
                                      period starting on the second
                                      Business Day following the date of
                                      such receipt and ending on the
                                      applicable Interest Payment Date.

     (9)   Representations
           and Warranties:      You represent and warrant to us at the
                                date hereof that:

                                (a)   you are a company duly established
                                      under the laws of the State of
                                      Delaware, United States of America;

                                (b)   to the best of your knowledge no
                                      litigation, arbitration or
                                      administrative proceedings are
                                      presently pending or threatened
                                      against you which, if adversely
                                      determined, would have a material
                                      adverse effect on your financial
                                      condition;

                                (c)   borrowings made hereunder will,
                                      except for bond issues, at all
                                      times rank at least pari passu in
                                      rights, priority of payment and
                                      collateral with all other present
                                      and future most senior unsecured
                                      indebtedness issued, created or
                                      assumed by you; and

                                (d)   the facts and figures contained in
                                      your audited Consolidated Financial
                                      Reports for the year ended on
                                      31.12.1994 or in any other balance
                                      sheets, profit and loss accounts or
                                      other financial statements of yours
                                      delivered in accordance with No. 10
                                      below are true and correct and
                                      present a true and fair view of
                                      your financial position as at the
                                      date of such facts and figures and
                                      or the results of your operations
                                      for the period(s) therein set out
                                      and your accounts have been
                                      prepared in accordance with
                                      generally accepted accounting
                                      principles and practices
                                      consistently applied and there has
                                      been no material adverse change in
                                      the business, property, assets and
                                      financial condition of yours since
                                      such date.

                                Each of the above representations and
                                warranties will be correct and complied
                                with so long as any amount remains
                                payable under this Facility on each
                                Interest Payment Date as if repeated
                                then, except that each reference to
                                financial statements in subclause (d)
                                above shall be construed as a reference
                                to your then latest available financial
                                statements.

     (10)  Undertakings:        You hereby undertake that:

                                (a)   you furnish to us as soon as
                                      practicable (and in any event not
                                      later than 180 days after the close
                                      of each financial year) your
                                      audited Consolidate Financial
                                      Reports (balance sheet and profit
                                      and loss account);

                                (b)   you supply to us any such financial
                                      information as we may reasonably
                                      request from time to time;

                                (c)   you advise us in writing with full
                                      particulars of any material respect
                                      in which any of the representations
                                      and warranties set forth herein
                                      cannot at any time be renewed; and

                                (d)   you will not create nor permit to
                                      be created, unless our prior
                                      written consent has been obtained,
                                      any encumbrances (i.e. mortgages,
                                      pledges, liens, charges or other
                                      similar or equivalent security
                                      interests) upon any of your assets
                                      other than in the ordinary course
                                      of business or in an amount greater
                                      than 250 million US$.

     (11)  Events of Earlier
           Repayment:           Upon the occurrence of an important
                                reason including but not limited to any
                                of the following events:

                                (a)   you fail to pay any sum due
                                      hereunder at the time, in the
                                      currency and in the manner
                                      specified herein or, if the non-
                                      payment arises by reason of
                                      technical or administrative
                                      difficulties beyond your control,
                                      the nonpayment continues unremedied
                                      for five days from the due date; or

                                (b)   you fail to perform or to observe
                                      any other obligation under this
                                      letter and such non-performance or
                                      non-observance, if capable of
                                      remedy, continues unremedied for
                                      twenty Business Days after we shall
                                      have given notice thereof to you;
                                      or

                                (c)   any representation, warranty or
                                      statement made or deemed to be made
                                      by you hereunder or made in any
                                      information furnished or document
                                      delivered by you or at our request
                                      (as the case may be) to us shall
                                      prove to have been incorrect when
                                      made or given in any material
                                      respect; or

                                (d)   any present or future indebtedness
                                      (whether contingent or not) or
                                      yours aggregating to US$ 10 million
                                      or more shall become due and
                                      payable or capable of being
                                      declared due and payable prior to
                                      the stated maturity thereof or
                                      shall not be paid at the due date
                                      (as extended by any applicable days
                                      of grace set out in the document
                                      constituting such indebtedness) or
                                      any similar obligation of yours is
                                      not discharged at maturity or when
                                      called unless such indebtedness or
                                      obligation is contested by you in
                                      good faith; or

                                (e)   you file or cause the filing of a
                                      petition in bankruptcy are
                                      adjudicated insolvent or bankrupt,
                                      generally cease paying debts as
                                      they mature, make an assignment for
                                      the benefit of creditors, apply for
                                      or cause the appointment of a
                                      trustee, receiver or liquidator for
                                      you or any substantial part of your
                                      property or assets, or if a
                                      bankruptcy, reorganization,
                                      arrangement, insolvency, or other
                                      similar proceeding shall be
                                      instituted by or against you under
                                      the laws of any jurisdiction, and
                                      in the case of any such proceeding
                                      instituted against you (but not
                                      initiated by you), either such
                                      proceeding shall remain undismissed
                                      or unstayed for a period of ninety
                                      (90) days or any of the actions
                                      sought in such proceeding
                                      (including, without limitation, the
                                      entry of an order for relief
                                      against you or the appointment of a
                                      receiver, trustee, custodian or
                                      similar official for you or for any
                                      substantial part of your property)
                                      shall occur,

                                then and in any event, without prior
                                notice being required (except as
                                specifically mentioned in this
                                agreement), and at any time thereafter we may by notice to you declare that this Facility together with all interest accrued thereon and all other amounts payable hereunder are immediately due and payable, whereupon the same shall become immediately due and payable.

     (12)  Indemnity:           You shall fully indemnify us from and
                                against any expenses, loss, damage or
                                liability (as to the amount of which a
                                certificate from us outlining in
                                reasonable detail such loss, damages or
                                liability shall, in the absence of
                                manifest error, be conclusive) which we
                                reasonably may incur as a consequence of the occurrence of any event referred to in No. 11 above or any event which, with the giving of notice and/or the lapse of time and/or the fulfillment of any other condition, would constitute such an event, or of any failure to borrow on any date agreed to with us or otherwise on terms agreed with us, under this letter.
                                Without prejudice to its generality, the foregoing indemnity shall extend to any interest, fees or other sums whatsoever paid or payable on account of any funds borrowed in order to carry any unpaid amount and to any loss (including loss of profit), premium, penalty or expense which may be incurred by us in liquidating or employing deposits from third parties acquired to make, maintain or fund this Facility (or for any part of it) or any other amount due or to become due under this letter.

     (13)  Change in
           Circumstances:       (a)   If any change in any applicable law
                                      or regulation or the interpretation
                                      thereof shall impose, modify or
                                      deem applicable any reserve
                                      requirements against assets held by
                                      us, advances made or deposits taken
                                      by us, and the result is to
                                      increase our costs in making
                                      available this Facility, then on
                                      the thirtieth Business Day after
                                      written demand you shall pay to us
                                      any and all additional amounts
                                      required to compensate us for such
                                      increased costs.  In this event you
                                      may prepay this Facility on the
                                      next succeeding Interest Payment
                                      Date by giving us a preadvice of at
                                      least five Business Days.

                                (b)   If it shall become unlawful for
                                      either party to comply with any of
                                      the provisions of this letter as
                                      the result of the promulgation of
                                      any applicable law, rule or
                                      regulation, or any change therein,
                                      our obligation to allow drawdowns
                                      hereunder will end and, if any
                                      amounts have been drawn down
                                      hereunder, you will repay such
                                      amounts in full on demand on the
                                      tenth Business Day after receipt by
                                      you of such demand or such other
                                      date as is required by the relevant
                                      law, rule or regulation.

                                (c)   Upon the occurrence of any event
                                      described in subclauses (a) and (b)
                                      above, we will during a period of
                                      thirty days take reasonable steps
                                      to transfer this Facility to
                                      another member of the Dresdner Bank
                                      Group or to another financial
                                      institution, provided that such
                                      transfer can be made for such
                                      consideration and on such other
                                      terms so that we or such transferee
                                      suffers no economic, legal,
                                      regulatory or other disadvantage,
                                      with the object of avoiding the
                                      consequence of the event giving
                                      rise to the operation of sub-
                                      clauses (a) and (b) above.  Any
                                      expenses reasonably incurred by us
                                      in so doing shall be paid by you
                                      upon delivery to you of a
                                      certificate setting forth in
                                      reasonable detail as to the amount
                                      of such expenses, which, in the
                                      absence of manifest error, shall be
                                      conclusive and binding.

     (14)  Taxes:               All amounts payable by you under this
                                Facility shall be paid:

                                (a)   free and clear of and without any
                                      deduction or withholding on account
                                      of any tax; and

                                (b)   without deduction or withholding on
                                      account of any other amount,
                                      whether by way of set-off or
                                      otherwise.

                                If by any law you are unable to pay
                                without a deduction or withholding, you
                                will forthwith pay such additional amount so that the net amount received by us will equal the full amount which would have been received had no such deduction or withholding been made, and you will furnish to us, within the period for payment permitted by applicable law, an official receipt of the relevant taxation or other authorities involved for all amounts deducted or withheld as aforesaid.

                                If you make a withholding payment under
                                this Section (14) Taxes in respect of a
                                payment to us under this Agreement and we obtain a refund of tax or obtain and use a credit against tax on overall net income (a "Tax Credit") which is attributable to your tax payment, then we shall reimburse you such amount as that we determine to be such proportion of that Tax Credit as will leave us (after reimbursement) in no better or worse position in respect of our worldwide tax liabilities than we would have been in if no tax payment had been required. We shall have an absolute discretion (which shall not unreasonably be exercised) as to whether to claim any Tax Credit (and, if we do claim, the extent, order and manner in which we do so). We shall be entitled to arrange and to organize our tax affairs as we require in our absolute discretion.

     (15)  Assignment:          We are entitled to assign all or any part
                                of our rights hereunder only to any other member of the Dresdner Bank Group provided that we promptly inform you of any such assignment and further provided that such assignment shall not result in any increased cost to you.

     (16)  Communication:       Each communication under this letter
                                shall be made by telex, facsimile
                                transmission or otherwise in writing.
                                Each communication shall be sent,

                                (i)   if to us:

                                      Dresdner Bank AG
                                      Filiale Hoechst
                                      Attn. Mr. Hans-Juergen Stricker
                                      Dalbergstrabe 14
                                      D-65902 Frankfurt am Main
                                      Telephone: 69-3006-201
                                      Telefax: 69-3006-292
                                      Telex:

                                (ii)  if to you:

                                      Hoechst Corporation
                                      Office of Assistant Treasurer
                                      Route 202-206
                                      P.O. Box 2500
                                      Somerville, NJ  08876-1258
                                      Telephone: 908-231-2473
                                      Telefax: 908-231-2039
                                      Telex:  --------

     (17)  Conditions
           Precedent:           Initial Drawdown under this Facility is
                                subject to the receipt of the following
                                documents in form and substance
                                satisfactory to us:

                                (a)   your constitutive documents
                                      (Articles of By-Laws, etc.) duly
                                      certified;

                                (b)   a Board Resolution duly certified
                                      authorizing you to enter into this
                                      Facility and to conclude the
                                      agreement contained in this letter
                                      and specifying the persons
                                      authorized to execute and deliver
                                      this letter on your behalf;

                                (c)   specimen signatures of all persons
                                      authorized to sign for and on your
                                      behalf all declarations which may
                                      be given under this Facility; and

                                (d)   a legal opinion from counsel
                                      acceptable to us substantially in
                                      the form set out in Exhibit A
                                      hereto.

     (18)  Governing Law and
           Jurisdiction:        This letter shall be governed by and
                                construed in accordance with the laws of the Federal Republic of Germany. Place of jurisdiction is Frankfurt/Main.

                                You shall at all times maintain an agent for service of process. Such agent shall be Hoechst AG and any writ, judgement or other notice of legal process shall be sufficiently served on you if delivered to such agent at 65926 Postfach, Brueningstrabe 50, Frankfurt-Hoechst,
                                Rechtsabteilung, for the time being. You undertake not to revoke the authority of the above agent and if, for any reason, such agent no longer serves as your agent to receive service of process, you shall promptly appoint another such agent and advise us thereof.

     (19)  Change of Borrower:  You shall be entitled at any time with our prior written consent (which shall
                                not unreasonably be withheld) to
                                substitute as Borrower any other company, of which more than 51% of the outstanding capital or voting rights are directly or indirectly owned by Hoechst AG, as debtor in respect of all obligations arising from or in connection with the loan.

     May we kindly ask you to indicate your agreement to the aforementioned by duly signing both copies of this letter and returning one copy thereof to us.

     Yours faithfully,

     Dresdner Bank AG in Frankfurt/Main

     /s/ Pulley                 /s/ Dr. V. Harbou
     Pulley                     Dr. v. Harbou

     AGREED:

     Date:

     /s/ Harry Benz
     for and on behalf of Hoechst Corporation



                                       Frankfurt/Main, June 23, 1995

      Hoechst Corporation
      Office of Assistant Treasurer
      Route 202-206
      P.O. Box 2500
      Somerville, NJ  08876-1258

      Dear Sirs,

      We refer to our discussions and are pleased to confirm that on the basis of our General Business Conditions and in accordance with the terms and conditions set forth below were are willing to grant a term credit facility (the "Facility") to you:

      (1)   Amount:             US$ 1.000.000.000,-(US Dollars one
                                billion).

      (1a)  Commitment:         We shall be committed to permit draw
                                downs under this Facility for the period starting on June 28th, 1995 and ending on June 28th, 1996 (Commitment Period).
                                During the term of the Commitment Period you shall at any time be entitled to cancel the Commitment in whole or in part with 4 weeks written notice to us.
                                From and after such termination no
                                further draw downs shall be permissible
                                inasfar as the Commitment has been
                                terminated.  Any amounts remaining
                                committed after a partial termination of the Commitment shall hereinafter be referred to as the "Available
                                Commitment".

      (2)   Purpose:            General financing purposes.

      (3)   Drawdown:           This Facility may be drawn down, subject
                                to the availability of the respective US
                                Dollar amounts in the Euro-Dollar market in one or more tranches until June 28st, 1996 by giving two Business Days irrevocable advice prior to the envisaged drawdown date, specifying the date of the proposed drawdown, the amount thereof and the duration of the applicable Interest Period (as hereafter defined). The details of the drawdown should reach us no later than 11.00 a.m.
                                Frankfurt time.  In the event that the
                                respective US Dollar amounts are not
                                available to us in the Euro Dollar
                                market we shall provide them from within the US domestic market or use our best efforts to provide refinancing from another national or international market accessible for us (whichever is the most favorable for you), provided, however, that in such case the interest rate stipulated in paragraph (5) below shall not be applicable but instead thereof you shall pay interest at the rate of cost of funds plus a margin of 5 basis points. In case the source of refinancing is a market other than the Euro Dollar or the domestic Dollar market all notice periods and due dates shall be adjusted accordingly.

                                The amounts draw down shall be made
                                available to you on your current account maintained with Dresdner Bank AG New York.

                                "Business Day" means a day on which
                                dealings in US Dollar deposits are
                                carried out in the interbank
                                eurocurrency market or, if a payment is
                                required hereunder to be made on such
                                day, a day on which commercial banks and foreign exchange markets are open for business in the place where such payment is required to be made and if anything is required to be done or received by us, in Frankfurt/Main, Germany.

      (4)   Repayment/
            Prepayment:         This Facility shall be repaid in full in
                                one amount on the date falling 12 months after the date of the first draw down.

                                You have the right upon not less than
                                ten Business Days prior irrevocable
                                written notice to prepay this Facility
                                in whole or in part by a minimum amount
                                of US Dollar 20 million plus integral
                                multiples of 5 million together with
                                interest accrued thereon but without
                                premium or penalty prior to the date set forth in the preceding paragraph. However, in this event the provisions set forth in No. 8 b) and No. 12 below shall apply.

      (5)   Interest Rate:      5 Basis Points (0.05%) p.a. net above
                                the London-Interbank-Offered-Rate
                                (LIBOR) for US Dollars for interest
                                periods ("Interest Periods") of one,
                                two, three or six months (whichever is
                                selected by you).  Interest will accrue
                                on a daily basis and shall be computed
                                on the basis of a year of 360 days and
                                the actual number of days elapsed.
                                LIBOR relating to each Interest Period
                                shall be the rate as displayed at or
                                about 11.00 a.m. (London time) on the
                                second Business Day before the first day of such Interest Period on Page 3750 of the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers'
                                Association as the information vendor
                                for the purpose of displaying British
                                Bankers' Association Interest Settlement
                                Rates for deposits in US Dollars.

                                Interest is payable in arrears on the
                                last day of each Interest Period
                                ("Interest Payment Date"), however, if
                                the payment date falls on a day other
                                than a Business Day, interest will be
                                payable on, and computed, until the next succeeding Business Day.

                                If you fail to select the duration of
                                any Interest Period by the second
                                Business Day prior to the beginning of
                                each Interest Period, it shall be of a
                                duration of one month.

                                If you fail to pay any amount of
                                principal in accordance with the terms
                                set by, or pursuant to, this letter, you shall pay interest on that amount from the time of default up to the time of actual payment (as well after as before judgement) at a rate per annum of the aggregate of one per cent (1%) and the rate or rates at which we were able to fund the amount in default, for such period as we may from time to time select.

                                If you fail to pay any amount in
                                accordance with the terms set by, or
                                pursuant to, this letter, other than
                                principal, you shall pay immediately
                                upon first demand, by way of
                                Indemnification and in addition to that
                                amount, a lump sum computed on that
                                amount for the period from the time of
                                default up to the time of actual payment
                                (as well after as before judgement) at a rate per annum of one per cent (1%) above the London-Interbank-Offered-Rate applicable on the due date and determined in accordance with the provisions of the first paragraph of this clause.

      (6)   Fees:               You shall pay a commitment fee on
                                undrawn amounts under the Available
                                Commitment computed at the rate of 2.5
                                Basis Points per annum (0.025% p.a.) on
                                the daily undrawn portion of this
                                Facility.  Such commitment fee shall
                                accrue from day to day during the period commencing on June 28th, 1995 and ending on June 28th, 1996 and shall be payable quarterly in arrears with a final payment on the date set forth in No. 3 above. The commitment fee shall be calculated on the basis described in No.5 above.

      (7)   Expenses:           You shall reimburse us for all charges
                                and expenses reasonably incurred by us
                                in connection with the preservation or
                                enforcement or attempted preservation or enforcement of any rights hereunder in the amount and currency as requested by us.

      (8)   Payments:           a)     All amounts payable by you in
                                       respect of this Facility shall be
                                       paid to us on the due dates (not
                                       later than 10.30 a.m. New York
                                       time) in US Dollars in such funds
                                       as are customary at the date on
                                       which the payment is made for
                                       settlement of international
                                       banking transactions through the
                                       New York Clearing House Interbank
                                       Payments System, to our account
                                       no. 400/00 maintained with
                                       Dresdner Bank AG New York.

                                b)     If any repayment or prepayment of
                                       principal falls within an Interest
                                       Period and accordingly we receive
                                       all of the amount repaid or
                                       prepaid otherwise than on the
                                       applicable Interest Payment Date
                                       you shall pay to us on demand for
                                       our account an amount equal to the
                                       amount (if any) by which (i) the
                                       additional interest which would
                                       have been payable on the amount so
                                       received had it been received on
                                       the applicable Interest Payment
                                       Date exceeds (ii) the amount of
                                       interest which we shall certify
                                       would have been payable to us on
                                       that applicable Interest Payment
                                       Date in respect of a deposit equal
                                       to the amount so received placed
                                       by us with a prime bank in the
                                       relevant interbank eurocurrency
                                       market for a period starting on
                                       the second Business Day following
                                       the date of such receipt and
                                       ending on the applicable Interest
                                       Payment Date.

      (9)   Representations
            and Warranties:     You represent and warrant to us at the
                                date hereof that:

                                (a)    you are a company duly established
                                       under the laws of the State of
                                       Delaware, United States of
                                       America;

                                (b)    to the best of your knowledge no
                                       litigation, arbitration or
                                       administrative proceedings are
                                       presently pending or threatened
                                       against you which, if adversely
                                       determined, would have a material
                                       adverse effect on your financial
                                       condition;

                                (c)    borrowings made hereunder will,
                                       except for bond issues, at all
                                       times rank at least pari passu in
                                       rights, priority of payment and
                                       collateral with all other present
                                       and future most senior unsecured
                                       indebtedness issued, created or
                                       assumed by you; and

                                (d)    the facts and figures contained in
                                       your audited Consolidated
                                       Financial Reports for the year
                                       ended on 31.12.1994 or in any
                                       other balance sheets, profit and
                                       loss accounts or other financial
                                       statements of yours delivered in
                                       accordance with No. 10 below are
                                       true and correct and present a
                                       true and fair view of your
                                       financial position as at the date
                                       of such facts and figures and or
                                       the results of your operations for
                                       the period(s) therein set out and
                                       your accounts have been prepared
                                       in accordance with generally
                                       accepted accounting principles and
                                       practices consistently applied and
                                       there has been no material adverse
                                       change in the business, property,
                                       assets and financial condition of
                                       yours since such date.

                                Each of the above representations and
                                warranties will be correct and complied
                                with so long as any amount remains
                                payable under this Facility on each
                                Interest Payment Date as if repeated
                                then, except that each reference to
                                financial statements in subclause (d)
                                above shall be construed as a reference
                                to your then latest available financial
                                statements.

      (10)  Undertakings:       You hereby undertake that:

                                (a)    you furnish to us as soon as
                                       practicable (and in any event not
                                       later than 180 days after the
                                       close of each financial year) your
                                       audited Consolidate Financial
                                       Reports (balance sheet and profit
                                       and loss account);

                                (b)    you supply to us any such
                                       financial information as we may
                                       reasonably request from time to
                                       time;

                                (c)    you advise us in writing with full
                                       particulars of any material
                                       respect in which any of the
                                       representations and warranties set
                                       forth herein cannot at any time be
                                       renewed; and

                                (d)    you will not create nor permit to
                                       be created, unless our prior
                                       written consent has been obtained,
                                       any encumbrances (i.e. mortgages,
                                       pledges, liens, charges or other
                                       similar or equivalent security
                                       interests) upon any of your assets
                                       other than in the ordinary course
                                       of business or in an amount
                                       greater than 250 million US$.

      (11)  Events of Earlier
            Repayment:          Upon the occurrence of an important
                                reason including but not limited to any
                                of the following events:

                                (a)    you fail to pay any sum due
                                       hereunder at the time, in the
                                       currency and in the manner
                                       specified herein or, if the non-
                                       payment arises by reason of
                                       technical or administrative
                                       difficulties beyond your control,
                                       the nonpayment continues
                                       unremedied for five days from the
                                       due date; or

                                (b)    you fail to perform or to observe
                                       any other obligation under this
                                       letter and such non-performance or
                                       non-observance, if capable of
                                       remedy, continues unremedied for
                                       twenty Business Days after we
                                       shall have given notice thereof to
                                       you; or

                                (c)    any representation, warranty or
                                       statement made or deemed to be
                                       made by you hereunder or made in
                                       any information furnished or
                                       document delivered by you or at
                                       our request (as the case may be)
                                       to us shall prove to have been
                                       incorrect when made or given in
                                       any material respect; or

                                (d)    any present or future indebtedness
                                       (whether contingent or not) or
                                       yours aggregating to US$ 10
                                       million or more shall become due
                                       and payable or capable of being
                                       declared due and payable prior to
                                       the stated maturity thereof or
                                       shall not be paid at the due date
                                       (as extended by any applicable
                                       days of grace set out in the
                                       document constituting such
                                       indebtedness) or any similar
                                       obligation of yours is not
                                       discharged at maturity or when
                                       called unless such indebtedness or
                                       obligation is contested by you in
                                       good faith; or

                                (e)    you file or cause the filing of a
                                       petition in bankruptcy are
                                       adjudicated insolvent or bankrupt,
                                       generally cease paying debts as
                                       they mature, make an assignment
                                       for the benefit of creditors,
                                       apply for or cause the appointment
                                       of a trustee, receiver or
                                       liquidator for you or any
                                       substantial part of your property
                                       or assets, or if a bankruptcy,
                                       reorganization, arrangement,
                                       insolvency, or other similar
                                       proceeding shall be instituted by
                                       or against you under the laws of
                                       any jurisdiction, and in the case
                                       of any such proceeding instituted
                                       against you (but not initiated by
                                       you), either such proceeding shall
                                       remain undismissed or unstayed for
                                       a period of ninety (90) days or
                                       any of the actions sought in such
                                       proceeding (including, without
                                       limitation, the entry of an order
                                       for relief against you or the
                                       appointment of a receiver,
                                       trustee, custodian or similar
                                       official for you or for any
                                       substantial part of your property)
                                       shall occur,

                                then and in any event, without prior
                                notice being required (except as
                                specifically mentioned in this
                                agreement), and at any time thereafter
                                we may by notice to you declare that
                                this Facility together with all interest accrued thereon and all other amounts payable hereunder are immediately due and payable, whereupon the same shall become immediately due and payable.

      (12)  Indemnity:          You shall fully indemnify us from and
                                against any expenses, loss, damage or
                                liability (as to the amount of which a
                                certificate from us outlining in
                                reasonable detail such loss, damages or
                                liability shall, in the absence of
                                manifest error, be conclusive) which we
                                reasonably may incur as a consequence of the occurrence of any event referred to in No. 11 above or any event which, with the giving of notice and/or the lapse of time and/or the fulfillment of any other condition, would constitute such an event, or of any failure to borrow on any date agreed to with us or otherwise on terms agreed with us, under this letter. Without prejudice to its generality, the foregoing indemnity shall extend to any interest, fees or other sums whatsoever paid or payable on account of any funds borrowed in order to carry any unpaid amount and to any loss (including loss of profit), premium, penalty or expense which may be incurred by us in liquidating or employing deposits from third parties acquired to make, maintain or fund this Facility (or for any part of it) or any other amount due or to become due under this letter.

      (13)  Change in
            Circumstances:      (a)    If any change in any applicable
                                       law or regulation or the
                                       interpretation thereof shall
                                       impose, modify or deem applicable
                                       any reserve requirements against
                                       assets held by us, advances made
                                       or deposits taken by us, and the
                                       result is to increase our costs in
                                       making available this Facility,
                                       then on the thirtieth Business Day
                                       after written demand you shall pay
                                       to us any and all additional
                                       amounts required to compensate us
                                       for such increased costs.  In this
                                       event you may prepay this Facility
                                       on the next succeeding Interest
                                       Payment Date by giving us a
                                       preadvice of at least five
                                       Business Days.

                                (b)    If it shall become unlawful for
                                       either party to comply with any of
                                       the provisions of this letter as
                                       the result of the promulgation of
                                       any applicable law, rule or
                                       regulation, or any change therein,
                                       our obligation to allow drawdowns
                                       hereunder will end and, if any
                                       amounts have been drawn down
                                       hereunder, you will repay such
                                       amounts in full on demand on the
                                       tenth Business Day after receipt
                                       by you of such demand or such
                                       other date as is required by the
                                       relevant law, rule or regulation.

                                (c)    Upon the occurrence of any event
                                       described in subclauses (a) and
                                       (b) above, we will during a period
                                       of thirty days take reasonable
                                       steps to transfer this Facility to
                                       another member of the Dresdner
                                       Bank Group or to another financial
                                       institution, provided that such
                                       transfer can be made for such
                                       consideration and on such other
                                       terms so that we or such
                                       transferee suffers no economic,
                                       legal, regulatory or other
                                       disadvantage, with the object of
                                       avoiding the consequence of the
                                       event giving rise to the operation
                                       of sub-clauses (a) and (b) above.
                                       Any expenses reasonably incurred
                                       by us in so doing shall be paid by
                                       you upon delivery to you of a
                                       certificate setting forth in
                                       reasonable detail as to the amount
                                       of such expenses, which, in the
                                       absence of manifest error, shall
                                       be conclusive and binding.

      (14)  Taxes:              All amounts payable by you under this
                                Facility shall be paid:

                                (a)    free and clear of and without any
                                       deduction or withholding on
                                       account of any tax; and

                                (b)    without deduction or withholding
                                       on account of any other amount,
                                       whether by way of set-off or
                                       otherwise.

                                If by any law you are unable to pay
                                without a deduction or withholding, you
                                will forthwith pay such additional
                                amount so that the net amount received
                                by us will equal the full amount which
                                would have been received had no such
                                deduction or withholding been made, and
                                you will furnish to us, within the
                                period for payment permitted by
                                applicable law, an official receipt of
                                the relevant taxation or other
                                authorities involved for all amounts
                                deducted or withheld as aforesaid.

                                If you make a withholding payment under
                                this Section (14) Taxes in respect of a
                                payment to us under this Agreement and
                                we obtain a refund of tax or obtain and
                                use a credit against tax on overall net
                                income (a "Tax Credit") which is
                                attributable to your tax payment, then
                                we shall reimburse you such amount as
                                that we determine to be such proportion
                                of that Tax Credit as will leave us
                                (after reimbursement) in no better or
                                worse position in respect of our
                                worldwide tax liabilities than we would
                                have been in if no tax payment had been
                                required.  We shall have an absolute
                                discretion (which shall not unreasonably be exercised) as to whether to claim any Tax Credit (and, if we do claim, the extent, order and manner in which we do
                                so).  We shall be entitled to arrange
                                and to organize our tax affairs as we
                                require in our absolute discretion.

      (15)  Assignment:         We are entitled to assign all or any
                                part of our rights hereunder only to any other member of the Dresdner Bank Group provided that we promptly inform you of any such assignment and further provided that such assignment shall not result in any increased cost to you.

      (16)  Communication:      Each communication under this letter
                                shall be made by telex, facsimile
                                transmission or otherwise in writing.
                                Each communication shall be sent,

                                (i)    if to us:

                                       Dresdner Bank AG
                                       Filiale Hoechst
                                       Attn. Mr. Hans-Juergen Stricker
                                       Dalbergstrabe 14
                                       D-65902 Frankfurt am Main
                                       Telephone: 69-3006-201
                                       Telefax: 69-3006-292
                                       Telex:

                                (ii)   if to you:

                                       Hoechst Corporation
                                       Office of Assistant Treasurer
                                       Route 202-206
                                       P.O. Box 2500
                                       Somerville, NJ  08876-1258
                                       Telephone: 908-231-2473
                                       Telefax: 908-231-2039
                                       Telex:  --------

      (17)  Conditions
            Precedent:          Initial Drawdown under this Facility is
                                subject to the receipt of the following
                                documents in form and substance
                                satisfactory to us:

                                (a)    your constitutive documents
                                       (Articles of By-Laws, etc.) duly
                                       certified;

                                (b)    a Board Resolution duly certified
                                       authorizing you to enter into this
                                       Facility and to conclude the
                                       agreement contained in this letter
                                       and specifying the persons
                                       authorized to execute and deliver
                                       this letter on your behalf;

                                (c)    specimen signatures of all persons
                                       authorized to sign for and on your
                                       behalf all declarations which may
                                       be given under this Facility; and

                                (d)    a legal opinion from counsel
                                       acceptable to us substantially in
                                       the form set out in Exhibit A
                                       hereto.

      (18)  Governing Law and
            Jurisdiction:       This letter shall be governed by and
                                construed in accordance with the laws of the Federal Republic of Germany. Place of jurisdiction is Frankfurt/Main.

                                You shall at all times maintain an agent for service of process. Such agent shall be Hoechst AG and any writ, judgement or other notice of legal process shall be sufficiently served on you if delivered to such agent at 65926 Postfach, Brueningstrabe 50, Frankfurt-Hoechst, Rechtsabteilung, for the time being. You undertake not to revoke the authority of the above agent and if, for any reason, such agent no longer serves as your agent to receive service of process, you shall promptly appoint another such agent and advise us thereof.

      (19)  Change of Borrower: You shall be entitled at any time with our prior written consent (which shall
                                not unreasonably be withheld) to
                                substitute as Borrower any other
                                company, of which more than 51% of the
                                outstanding capital or voting rights are directly or indirectly owned by Hoechst AG, as debtor in respect of all obligations arising from or in connection with the loan.

      May we kindly ask you to indicate your agreement to the aforementioned by duly signing both copies of this letter and returning one copy thereof to us.

      Yours faithfully,

      Dresdner Bank AG in Frankfurt/Main

      /s/ Pulley                /s/ Dr. V. Harbou
      Pulley                    Dr. v. Harbou

      AGREED:

      Date:

      /s/ Harry Benz
      for and on behalf of Hoechst Corporation



                                       Frankfurt/Main, June 23, 1995

      Hoechst Corporation
      Office of Assistant Treasurer
      Route 202-206
      P.O. Box 2500
      Somerville, NJ  08876-1258

      Dear Sirs,

      We refer to our discussions and are pleased to confirm that on the basis of our General Business Conditions and in accordance with the terms and conditions set forth below were are willing to grant a term credit facility (the "Facility") to you:

      (1)   Amount:             US$ 800.000.000,-(US Dollars eight
                                hundred million).

      (1a)  Commitment:         We shall be committed to permit draw
                                downs under this Facility for the period starting on June 28th, 1995 and ending on June 28th, 1996 (Commitment Period).
                                During the term of the Commitment Period you shall at any time be entitled to cancel the Commitment in whole or in part with 4 weeks written notice to us.
                                From and after such termination no
                                further draw downs shall be permissible
                                inasfar as the Commitment has been
                                terminated.  Any amounts remaining
                                committed after a partial termination of the Commitment shall hereinafter be referred to as the "Available
                                Commitment".

      (2)   Purpose:            General financing purposes.

      (3)   Drawdown:           This Facility may be drawn down, subject
                                to the availability of the respective US
                                Dollar amounts in the Euro-Dollar market in one or more tranches until June 28th, 1996 by giving two Business Days irrevocable advice prior to the envisaged drawdown date, specifying the date of the proposed drawdown, the amount thereof and the duration of the applicable Interest Period (as hereafter defined). The details of the drawdown should reach us no later than 11.00 a.m.
                                Frankfurt time.  In the event that the
                                respective US Dollar amounts are not
                                available to us in the Euro Dollar
                                market we shall provide them from within the US domestic market or use our best efforts to provide refinancing from another national or international market accessible for us (whichever is the most favorable for you), provided, however, that in such case the interest rate stipulated in paragraph (5) below shall not be applicable but instead thereof you shall pay interest at the rate of cost of funds plus a margin of 5 basis points. In case the source of refinancing is a market other than the Euro Dollar or the domestic Dollar market all notice periods and due dates shall be adjusted accordingly.

                                The amounts draw down shall be made
                                available to you on your current account maintained with Dresdner Bank AG New York.

                                "Business Day" means a day on which
                                dealings in US Dollar deposits are
                                carried out in the interbank
                                eurocurrency market or, if a payment is
                                required hereunder to be made on such
                                day, a day on which commercial banks and foreign exchange markets are open for business in the place where such payment is required to be made and if anything is required to be done or received by us, in Frankfurt/Main, Germany.

      (4)   Repayment/
            Prepayment:         This Facility shall be repaid in full in
                                one amount on the date falling 12 months after the date of the first draw down.

                                You have the right upon not less than
                                ten Business Days prior irrevocable
                                written notice to prepay this Facility
                                in whole or in part by a minimum amount
                                of US Dollar 20 million plus integral
                                multiples of 5 million together with
                                interest accrued thereon but without
                                premium or penalty prior to the date set forth in the preceding paragraph. However, in this event the provisions set forth in No. 8 b) and No. 12 below shall apply.

      (5)   Interest Rate:      10 Basis Points (0.10 %) p.a. net above
                                the London-Interbank-Offered-Rate
                                (LIBOR) for US Dollars for interest
                                periods ("Interest Periods") of one,
                                two, three, six or twelve months
                                (whichever is selected by you). Interest will accrue on a daily basis and shall be the rate as displayed at or about
                                11.00 a.m. (London time) on the second
                                Business Day before the first day of
                                such Interest Period on Page 3750 of the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers'
                                Association Interest Settlement Rates
                                for deposits in uS Dollars.

                                Interest is payable in arrears on the
                                last day of each Interest Period
                                ("Interest Payment Date"), however, if
                                the payment date falls on a day other
                                than a Business Day, interest will be
                                payable on, and computed, until the next succeeding Business Day.

                                If you fail to select the duration of
                                any Interest Period by the second
                                Business Day prior to the beginning of
                                each Interest Period, it shall be of a
                                duration of one month.

                                If you fail to pay any amount of
                                principal in accordance with the terms
                                set by, or pursuant to, this letter, you shall pay interest on that amount from the time of default up to the time of actual payment (as well after as before judgement) at a rate per annum of the aggregate of one per cent (1%) and the rate or rates at which we were able to fund the amount in default, for such period as we may from time to time select.

                                If you fail to pay any amount in
                                accordance with the terms set by, or
                                pursuant to, this letter, other than
                                principal, you shall pay immediately
                                upon first demand, by way of
                                Indemnification and in addition to that
                                amount, a lump sum computed on that
                                amount for the period from the time of
                                default up to the time of actual payment
                                (as well after as before judgement) at a rate per annum of one per cent (1%) above the London-Interbank-Offered-Rate applicable on the due date and determined in accordance with the provisions of the first paragraph of this clause.

      (6)   Fees:               You shall pay a commitment fee on
                                undrawn amounts under the Available
                                Commitment computed at the rate of 5
                                Basis Points per annum (0.05% p.a.) on
                                the daily undrawn portion of this
                                Facility.  Such commitment fee shall
                                accrue from day to day during the period commencing on June 28th, 1995 and ending on June 28th, 1996 and shall be payable quarterly in arrears with a final payment on the date set forth in No. 3 above. The commitment fee shall be calculated on the basis described in No.5 above.

      (7)   Expenses:           You shall reimburse us for all charges
                                and expenses reasonably incurred by us
                                in connection with the preservation or
                                enforcement or attempted preservation or enforcement of any rights hereunder in the amount and currency as requested by us.

      (8)   Payments:           a)     All amounts payable by you in
                                       respect of this Facility shall be
                                       paid to us on the due dates (not
                                       later than 10.30 a.m. New York
                                       time) in US Dollars in such funds
                                       as are customary at the date on
                                       which the payment is made for
                                       settlement of international
                                       banking transactions through the
                                       New York Clearing House Interbank
                                       Payments System, to our account
                                       no. 400/00 maintained with
                                       Dresdner Bank AG New York.

                                b)     If any repayment or prepayment of
                                       principal falls within an Interest
                                       Period and accordingly we receive
                                       all of the amount repaid or
                                       prepaid otherwise than on the
                                       applicable Interest Payment Date
                                       you shall pay to us on demand for
                                       our account an amount equal to the
                                       amount (if any) by which (i) the
                                       additional interest which would
                                       have been payable on the amount so
                                       received had it been received on
                                       the applicable Interest Payment
                                       Date exceeds (ii) the amount of
                                       interest which we shall certify
                                       would have been payable to us on
                                       that applicable Interest Payment
                                       Date in respect of a deposit equal
                                       to the amount so received placed
                                       by us with a prime bank in the
                                       relevant interbank eurocurrency
                                       market for a period starting on
                                       the second Business Day following
                                       the date of such receipt and
                                       ending on the applicable Interest
                                       Payment Date.

      (9)   Representations
            and Warranties:     You represent and warrant to us at the
                                date hereof that:

                                (a)    you are a company duly established
                                       under the laws of the State of
                                       Delaware, United States of
                                       America;

                                (b)    to the best of your knowledge no
                                       litigation, arbitration or
                                       administrative proceedings are
                                       presently pending or threatened
                                       against you which, if adversely
                                       determined, would have a material
                                       adverse effect on your financial
                                       condition;

                                (c)    borrowings made hereunder will,
                                       except for bond issues, at all
                                       times rank at least pari passu in
                                       rights, priority of payment and
                                       collateral with all other present
                                       and future most senior unsecured
                                       indebtedness issued, created or
                                       assumed by you; and

                                (d)    the facts and figures contained in
                                       your audited Consolidated
                                       Financial Reports for the year
                                       ended on 31.12.1994 or in any
                                       other balance sheets, profit and
                                       loss accounts or other financial
                                       statements of yours delivered in
                                       accordance with No. 10 below are
                                       true and correct and present a
                                       true and fair view of your
                                       financial position as at the date
                                       of such facts and figures and or
                                       the results of your operations for
                                       the period(s) therein set out and
                                       your accounts have been prepared
                                       in accordance with generally
                                       accepted accounting principles and
                                       practices consistently applied and
                                       there has been no material adverse
                                       change in the business, property,
                                       assets and financial condition of
                                       yours since such date.

                                     Each of the above representations and
                                     warranties will be correct and complied
                                     with so long as any amount remains
                                     payable under this Facility on each
                                     Interest Payment Date as if repeated
                                     then, except that each reference to
                                     financial statements in subclause (d)
                                     above shall be construed as a reference
                                     to your then latest available financial
                                     statements.

           (10)  Undertakings:       You hereby undertake that:

                                     (a)    you furnish to us as soon as
                                            practicable (and in any event not
                                            later than 180 days after the
                                            close of each financial year) your
                                            audited Consolidate Financial
                                            Reports (balance sheet and profit
                                            and loss account);

                                     (b)    you supply to us any such
                                            financial information as we may
                                            reasonably request from time to
                                            time;

                                     (c)    you advise us in writing with full
                                            particulars of any material
                                            respect in which any of the
                                            representations and warranties set
                                            forth herein cannot at any time be
                                            renewed; and

                                     (d)    you will not create nor permit to
                                            be created, unless our prior
                                            written consent has been obtained,
                                            any encumbrances (i.e. mortgages,
                                            pledges, liens, charges or other
                                            similar or equivalent security
                                            interests) upon any of your assets
                                            other than in the ordinary course
                                            of business or in an amount
                                            greater than 250 million US$.

           (11)  Events of Earlier
                 Repayment:          Upon the occurrence of an important
                                     reason including but not limited to any
                                     of the following events:

                                     (a)    you fail to pay any sum due
                                            hereunder at the time, in the
                                            currency and in the manner
                                            specified herein or, if the non-
                                            payment arises by reason of
                                            technical or administrative
                                            difficulties beyond your control,
                                            the nonpayment continues
                                            unremedied for five days from the
                                            due date; or

                                     (b)    you fail to perform or to observe
                                            any other obligation under this
                                            letter and such non-performance or
                                            non-observance, if capable of
                                            remedy, continues unremedied for
                                            twenty Business Days after we
                                            shall have given notice thereof to
                                            you; or

                                     (c)    any representation, warranty or
                                            statement made or deemed to be
                                            made by you hereunder or made in
                                            any information furnished or
                                            document delivered by you or at
                                            our request (as the case may be)
                                            to us shall prove to have been
                                            incorrect when made or given in
                                            any material respect; or

                                     (d)    any present or future indebtedness
                                            (whether contingent or not) or
                                            yours aggregating to US$ 10
                                            million or more shall become due
                                            and payable or capable of being
                                            declared due and payable prior to
                                            the stated maturity thereof or
                                            shall not be paid at the due date
                                            (as extended by any applicable
                                            days of grace set out in the
                                            document constituting such
                                            indebtedness) or any similar
                                            obligation of yours is not
                                            discharged at maturity or when
                                            called unless such indebtedness or
                                            obligation is contested by you in
                                            good faith; or

                                     (e)    you file or cause the filing of a
                                            petition in bankruptcy are
                                            adjudicated insolvent or bankrupt,
                                            generally cease paying debts as
                                            they mature, make an assignment
                                            for the benefit of creditors,
                                            apply for or cause the appointment
                                            of a trustee, receiver or
                                            liquidator for you or any
                                            substantial part of your property
                                            or assets, or if a bankruptcy,
                                            reorganization, arrangement,
                                            insolvency, or other similar
                                            proceeding shall be instituted by
                                            or against you under the laws of
                                            any jurisdiction, and in the case
                                            of any such proceeding instituted
                                            against you (but not initiated by
                                            you), either such proceeding shall
                                            remain undismissed or unstayed for
                                            a period of ninety (90) days or
                                            any of the actions sought in such
                                            proceeding (including, without
                                            limitation, the entry of an order
                                            for relief against you or the
                                            appointment of a receiver,
                                            trustee, custodian or similar
                                            official for you or for any
                                            substantial part of your property)
                                            shall occur,

                                     then and in any event, without prior
                                     notice being required (except as
                                     specifically mentioned in this
                                     agreement), and at any time thereafter
                                     we may by notice to you declare that
                                     this Facility together with all interest accrued thereon and all other amounts payable hereunder are immediately due and payable, whereupon the same shall become immediately due and payable.

           (12)  Indemnity:          You shall fully indemnify us from and
                                     against any expenses, loss, damage or
                                     liability (as to the amount of which a
                                     certificate from us outlining in
                                     reasonable detail such loss, damages or
                                     liability shall, in the absence of
                                     manifest error, be conclusive) which we
                                     reasonably may incur as a consequence of the occurrence of any event referred to in No. 11 above or any event which, with the giving of notice and/or the lapse of time and/or the fulfillment of any other condition, would constitute such an event, or of any failure to borrow on any date agreed to with us or otherwise on terms agreed with us, under this letter. Without prejudice to its generality, the foregoing indemnity shall extend to any interest, fees or other sums whatsoever paid or payable on account of any funds borrowed in order to carry any unpaid amount and to any loss (including loss of profit), premium, penalty or expense which may be incurred by us in liquidating or employing deposits from third parties acquired to make, maintain or fund this Facility (or for any part of it) or any other amount due or to become due under this letter.

           (13)  Change in
                 Circumstances:      (a)    If any change in any applicable
                                            law or regulation or the
                                            interpretation thereof shall
                                            impose, modify or deem applicable
                                            any reserve requirements against
                                            assets held by us, advances made
                                            or deposits taken by us, and the
                                            result is to increase our costs in
                                            making available this Facility,
                                            then on the thirtieth Business Day
                                            after written demand you shall pay
                                            to us any and all additional
                                            amounts required to compensate us
                                            for such increased costs.  In this
                                            event you may prepay this Facility
                                            on the next succeeding Interest
                                            Payment Date by giving us a
                                            preadvice of at least five
                                            Business Days.

                                     (b)    If it shall become unlawful for
                                            either party to comply with any of
                                            the provisions of this letter as
                                            the result of the promulgation of
                                            any applicable law, rule or
                                            regulation, or any change therein,
                                            our obligation to allow drawdowns
                                            hereunder will end and, if any
                                            amounts have been drawn down
                                            hereunder, you will repay such
                                            amounts in full on demand on the
                                            tenth Business Day after receipt
                                            by you of such demand or such
                                            other date as is required by the
                                            relevant law, rule or regulation.

                                     (c)    Upon the occurrence of any event
                                            described in subclauses (a) and
                                            (b) above, we will during a period
                                            of thirty days take reasonable
                                            steps to transfer this Facility to
                                            another member of the Dresdner
                                            Bank Group or to another financial
                                            institution, provided that such
                                            transfer can be made for such
                                            consideration and on such other
                                            terms so that we or such
                                            transferee suffers no economic,
                                            legal, regulatory or other
                                            disadvantage, with the object of
                                            avoiding the consequence of the
                                            event giving rise to the operation
                                            of sub-clauses (a) and (b) above.
                                            Any expenses reasonably incurred
                                            by us in so doing shall be paid by
                                            you upon delivery to you of a
                                            certificate setting forth in
                                            reasonable detail as to the amount
                                            of such expenses, which, in the
                                            absence of manifest error, shall
                                            be conclusive and binding.

           (14)  Taxes:              All amounts payable by you under this
                                     Facility shall be paid:

                                     (a)    free and clear of and without any
                                            deduction or withholding on
                                            account of any tax; and

                                     (b)    without deduction or withholding
                                            on account of any other amount,
                                            whether by way of set-off or
                                            otherwise.

                                     If by any law you are unable to pay
                                     without a deduction or withholding, you
                                     will forthwith pay such additional
                                     amount so that the net amount received
                                     by us will equal the full amount which
                                     would have been received had no such
                                     deduction or withholding been made, and
                                     you will furnish to us, within the
                                     period for payment permitted by
                                     applicable law, an official receipt of
                                     the relevant taxation or other
                                     authorities involved for all amounts
                                     deducted or withheld as aforesaid.

                                     If you make a withholding payment under
                                     this Section (14) Taxes in respect of a
                                     payment to us under this Agreement and
                                     we obtain a refund of tax or obtain and
                                     use a credit against tax on overall net
                                     income (a "Tax Credit") which is
                                     attributable to your tax payment, then
                                     we shall reimburse you such amount as
                                     that we determine to be such proportion
                                     of that Tax Credit as will leave us
                                     (after reimbursement) in no better or
                                     worse position in respect of our
                                     worldwide tax liabilities than we would
                                     have been in if no tax payment had been
                                     required.  We shall have an absolute
                                     discretion (which shall not unreasonably be exercised) as to whether to claim any Tax Credit (and, if we do claim, the extent, order and manner in which we do
                                     so).  We shall be entitled to arrange
                                     and to organize our tax affairs as we
                                     require in our absolute discretion.

           (15)  Assignment:         We are entitled to assign all or any
                                     part of our rights hereunder only to any other member of the Dresdner Bank Group provided that we promptly inform you of any such assignment and further provided that such assignment shall not result in any increased cost to you.

           (16)  Communication:      Each communication under this letter
                                     shall be made by telex, facsimile
                                     transmission or otherwise in writing.
                                     Each communication shall be sent,

                                     (i)    if to us:

                                            Dresdner Bank AG
                                            Filiale Hoechst
                                            Attn. Mr. Hans-Juergen Stricker
                                            Dalbergstrabe 14
                                            D-65902 Frankfurt am Main
                                            Telephone: 69-3006-201
                                            Telefax: 69-3006-292
                                            Telex:

                                     (ii)   if to you:

                                            Hoechst Corporation
                                            Office of Assistant Treasurer
                                            Route 202-206
                                            P.O. Box 2500
                                            Somerville, NJ  08876-1258
                                            Telephone: 908-231-2473
                                            Telefax: 908-231-2039
                                            Telex:  --------

           (17)  Conditions
                 Precedent:          Initial Drawdown under this Facility is
                                     subject to the receipt of the following
                                     documents in form and substance
                                     satisfactory to us:

                                     (a)    your constitutive documents
                                            (Articles of By-Laws, etc.) duly
                                            certified;

                                     (b)    a Board Resolution duly certified
                                            authorizing you to enter into this
                                            Facility and to conclude the
                                            agreement contained in this letter
                                            and specifying the persons
                                            authorized to execute and deliver
                                            this letter on your behalf;

                                     (c)    specimen signatures of all persons
                                            authorized to sign for and on your
                                            behalf all declarations which may
                                            be given under this Facility; and

                                     (d)    a legal opinion from counsel
                                            acceptable to us substantially in
                                            the form set out in Exhibit A
                                            hereto.

           (18)  Governing Law and
                 Jurisdiction:       This letter shall be governed by and
                                     construed in accordance with the laws of the Federal Republic of Germany. Place of jurisdiction is Frankfurt/Main.

                                     You shall at all times maintain an agent for service of process. Such agent shall be Hoechst AG and any writ, judgement or other notice of legal process shall be sufficiently served on you if delivered to such agent at 65926 Postfach, Brueningstrabe 50, Frankfurt-Hoechst, Rechtsabteilung, for the time being. You undertake not to revoke the authority of the above agent and if, for any reason, such agent no longer serves as your agent to receive service of process, you shall promptly appoint another such agent and advise us thereof.

           (19)  Change of Borrower: You shall be entitled at any time with our prior written consent (which shall
                                     not unreasonably be withheld) to
                                     substitute as Borrower any other
                                     company, of which more than 51% of the
                                     outstanding capital or voting rights are directly or indirectly owned by Hoechst AG, as debtor in respect of all obligations arising from or in connection with the loan.

           May we kindly ask you to indicate your agreement to the aforementioned by duly signing both copies of this letter and returning one copy thereof to us.

           Yours faithfully,

           Dresdner Bank AG in Frankfurt/Main

           /s/ Pulley                /s/ Dr. V. Harbou
           Pulley                    Dr. v. Harbou

           AGREED:

           Date:

           /s/ Harry Benz
           for and on behalf of Hoechst Corporation



                                       EXHIBIT 20


                                UNITED STATES OF AMERICA
                            BEFORE FEDERAL TRADE COMMISSION

               ___________________________________
                                                  )
                     In the Matter of             )
                                                  )
               HOECHST AG,                        )    File No. 951-0090
                     a corporation.               )
                                                  )
               ___________________________________)

                               AGREEMENT TO HOLD SEPARATE

                     This Agreement to Hold Separate ("Hold Separate")
               is by and among Hoechst Ag ("Hoechst"), The Dow Chemical Company ("Dow"), Marion Merrell Dow Inc. ("MMD"), and the Federal Trade Commission ("Commission").

                     WHEREAS, Hoechst, through its U.S. subsidiary, Dow
               and MMD have entered into a Stock Purchase Agreement and an Agreement and Plan of Merger, both dated May 3, 1995 (collectively "Agreements"), pursuant to which Hoechst will acquire all of the voting securities of and merge with MMD ("Merger"); and

                     WHEREAS, Hoechst, a corporation organized, existing
               and doing business under and by virtue of the laws of Germany, with its office and principal place of business located at D-65926, Frankfurt am Main, Germany, is engaged in, among other things, the research, development, manufacture and sale of pharmaceutical products; and

                     WHEREAS, MMD, a corporation organized, existing,
               and doing business under and by virtue of the laws of Delaware, with its office and principal place of business at 9300 Ward Parkway, Kansas City, Missouri 64114, is engaged in the research, development, manufacture and sale of pharmaceutical products; and

                     WHEREAS, Dow is a corporation organized, existing
               and doing business under and by virtue of the laws of Delaware, with its office and principal place of business at 2030 Dow Center, Midland, Michigan 48674; and

                     WHEREAS, the Commission, an independent agency of
               the United States Government, established under the Federal Trade Commission Act, 15 U.S.C. SECTION 41, et seq., is investigating the Merger to determine whether it would violate any of the statutes enforced by the Commission;
               and

                     WHEREAS, Hoechst, Dow and MMD have submitted
               information to the Commission and intend to cooperate fully with the Commission in its investigation; and

                     WHEREAS, Hoechst, Dow and MMD desire to consummate
               the Merger as contemplated by the Agreements; and

                     WHEREAS, the Commission has indicated that it
               requires time beyond June 27, 1995, within which to complete its investigation regarding the competitive effects of the Merger;

                     NOW, THEREFORE, Hoechst, Dow and MMD and the
               Commission agree as follows:

                     1. The Commission will cause the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 to be terminated no later than 11:00 a.m. EST on June 27, 1995, and will take no action to interfere with consummation of the Merger as contemplated by the Agreements (it being understood that Hoechst may acquire Dow's shares of MMD as soon as June 28, 1995).

                     2. Hoechst and MMD agree to cooperate with the Commission in the completion of its investigation by responding promptly to the requests for documents and information contained in the "Request for Additional Information and Documentary Material" that the Commission issued to Dow (then including MMD) and Hoechst on June 9, 1995 and by making their employees available for investigational hearings before the Commission upon reasonable notice. Dow agrees to cooperate with the Commission in the completion of its investigation by responding promptly to specific requests for documents and information and by making its employees available for investigational hearings before the Commission upon reasonable notice.

                     3. If, within 30 days after Hoechst, Dow and MMD have substantially complied with all Commission requests as provided for in Paragraph 2, the Commission concludes that a merger of Hoechst and MMD will tend substantially to lessen competition with respect to the research, development, manufacture or sale of certain pharmaceutical products subject to the Agreement Containing Consent Order, Hoechst agrees not to contest that determination, provided that Hoechst and MMD shall have been afforded an opportunity to meet with officials within the Commission, including the Directors of the Bureau of Competition and the Bureau of Economics, and the Chairman and Commissioners of the Commission.

                     4. In the event of such determination by the Commission, Hoechst hereby consents and agrees to be bound by the terms of an Agreement Containing Consent Order, in the form attached hereto as Exhibit 1, and not to challenge the jurisdiction of the Commission to issue such Order.

                     5. During the time contemplated by Paragraph 3 of this Agreement to Hold Separate, in order to preserve the divestability of the MMD voting securities, Hoechst agrees that it will not sell, transfer, encumber, or (to the extent within Hoechst's control) limit or otherwise impair the marketability or viability of the MMD voting securities or sell, transfer, encumber, or (to the extent within Hoechst's control) limit or otherwise impair the marketability or viability of the underlying MMD assets, other than in the ordinary course of business. For the purposes of this Agreement to Hold Separate, "MMD voting securities" means all shares of MMD common stock, whether purchased from Dow or otherwise acquired.

                     6. During the time contemplated by Paragraph 3 of this Agreement to Hold Separate, in order to ensure the complete independence and viability of MMD and to assure that no competitive information is exchanged between MMD and Hoechst, Hoechst will hold MMD separate and apart on the following terms and conditions:

                         a.   MMD, as it is presently constituted
                     (including subsidiaries, divisions, groups and affiliates controlled by MMD), shall be held separate and apart and shall be operated independently of Hoechst (meaning here and hereinafter, Hoechst excluding MMD); provided however that Hoechst may exercise only such direction and control over MMD as is necessary to assure compliance with this Agreement to Hold Separate, the Agreement Containing Consent Order, and the Order; and further provided, however, that nothing in this subparagraph (a) shall be construed to preclude Hoechst from providing cash management services to MMD on a contract basis.

                         b.   Hoechst shall not exercise direction or
                     control over, or influence, directly or indirectly, MMD or any of its operations or businesses; provided however, that Hoechst may exercise only such direction and control over MMD as is necessary to assure compliance with this Agreement to Hold Separate, the Agreement Containing Consent Order, and the Order; and further provided, however, that nothing in this subparagraph (b) shall be construed to preclude Hoechst and MMD from performing any obligations under the Settlement and Release Agreement executed between Hoechst and Biovail Corporation International on April 28, 1995.

                         c. Hoechst shall maintain the viability and marketability of the MMD voting securities and the underlying MMD assets and, other than in the ordinary course of business, shall not sell, transfer, encumber, or (to the extent within Hoechst's control) limit, or otherwise impair the marketability or viability of the underlying MMD assets, and shall not sell, transfer, encumber, or (to the extent within Hoechst's control) limit, or otherwise impair the marketability or viability of the MMD voting securities.

                         d.   The MMD Board of Directors shall have
                     exclusive authority for managing MMD, and shall consist exclusively of individuals who are not officers, directors or employees of Hoechst.

                         e.   The individuals on the MMD Board of
                     Directors shall not be involved in any way in the research, development, manufacturing, marketing or selling of pharmaceuticals (other than through MMD's operations as presently constituted). Each of these individuals, the management of MMD and Hoechst, and the directors, officers, or employees responsible for the operation of MMD will receive the notification appended as Attachment A hereto.

                         f. If necessary to assure compliance with the terms of this Agreement to Hold Separate, the Agreement Containing Consent Order, and the Order, Hoechst may, but is not required to, assign an individual to MMD for the purpose of overseeing such compliance ("on-site person"). The on-site person shall have access to all officers and employees of MMD and such records of MMD as he deems necessary and reasonable to assure compliance. Such individual shall enter into a confidentiality agreement with Hoechst agreeing to be bound by the terms and conditions of Attachment A, appended hereto.

                         g. Except as required by law, and except to the extent that necessary information is exchanged in the course of evaluating the merger, defending investigations or litigation, or negotiating agreements to divest assets, Hoechst shall not receive or have access to, or the use of, any material confidential information about MMD or the activities of the MMD Board of Directors in managing the business that is not in the public domain. Nor shall the MMD Board of Directors, any individual member of the MMD Board of Directors, or the on-site person receive or have access to, or the use of, any material confidential information about Hoechst's pharmaceutical businesses or activities not in the public domain. Hoechst may receive on a regular basis from MMD aggregate financial information necessary and essential to allow Hoechst to prepare consolidated financial reports, tax returns, and personnel reports. "Material confidential information," as used herein, means competitively sensitive information, not independently known to Hoechst from sources other than the MMD Board of Directors and includes, but is not limited to, customer lists, price lists, bidding lists, marketing methods, marketing plans, sales plans, long range planning documents, patents, technologies, processes, or other trade secrets.

                         h.   Hoechst shall not remove or replace any
                     member of the MMD Board of Directors, or the on-site person except as provided below:

                              (1)  Hoechst may remove and replace anyone
                         for cause, death, disability, or resignation from service with MMD;

                              (2)  Hoechst may remove any member of the
                         MMD Board of Directors if a conflict of
                         interest develops in that member's role as a potential purchaser of the MMD voting securities or any MMD assets and that member's role as a Director of MMD;

                              (3)  Hoechst may replace any member of the
                         MMD Board of Directors or officer of MMD after providing the Commission with sixty (60) days advance written notice; and

                              (4)  Hoechst may replace any individual
                         who interferes in any way with Hoechst's ability to comply with the terms of this Agreement to Hold Separate, the Agreement Containing Consent Order, and the Order.

               Provided however, that each individual newly appointed to the MMD Board of Directors, pursuant to this subparagraph, must conform to all terms and conditions of this Agreement.

                         i. Hoechst shall provide MMD with its share of working capital as MMD requests from time to time.

                         j.   Should the Commission seek in any
                     proceeding to compel Hoechst to divest itself of the MMD voting securities or the MMD assets subject to the Agreement Containing Consent Order, Hoechst shall not raise any objection based on the expiration of the applicable Hart-Scott-Rodino Antitrust Improvements Act waiting period or the fact that the Commission has permitted the merger. Hoechst also waives all rights to contest the validity of this Agreement to Hold Separate.

                     7. During the time contemplated by Paragraph 3 of this Agreement to Hold Separate, in order to preserve the divestability of the Hoechst assets subject to the Agreement Containing Consent Order, Hoechst agrees that it will not sell, transfer, encumber, limit or otherwise impair the marketability or viability of the underlying Hoechst assets subject to the Agreement Containing Consent Order, other than in the ordinary course of business.

                     8. To the extent that this Agreement to Hold Separate requires Hoechst to take, or prohibits Hoechst from taking, certain actions which otherwise may be required or prohibited by contract, Hoechst shall abide by the terms of the Agreement to Hold Separate, the Agreement Containing Consent Order and the Order, and shall not assert as a defense such contract requirements in a civil penalty action or any other action brought by the Commission to enforce the terms of this Agreement to Hold Separate, the Agreement Containing Consent Order or the Order.

                     9. For the purpose of determining or securing compliance with this Agreement to Hold Separate, subject to any legally recognized privilege, and upon written request with reasonable notice to Harry R. Benz, Hoechst Corporation, Route 202-206, P.O. Box 2500, Somerville, NJ 08876, Hoechst's United States subsidiary, Hoechst (which, for purposes of this paragraph only, includes
               MMD), shall permit any duly authorized representative or representatives of the Commission:

                         a. Access during the office hours of Hoechst and in the presence of counsel to inspect and copy all books, ledgers, accounts, correspondence, memoranda, and other records and documents in the possession or under the control of Hoechst relating to compliance with this Agreement to Hold Separate;

                         b. Upon five (5) days' notice to Hoechst, and without restraint or interference from Hoechst, to interview officers or employees of Hoechst, who may have counsel present, regarding any such matters.

                     10. This Agreement to Hold Separate shall not be
               binding until approved by the Commission.

               FEDERAL TRADE COMMISSION           HOECHST AG

               /s/ Jay C. Shaffer                 /s/ Dr. KG Seifert
               Jay C. Shaffer                     Dr. KG Seifert

               Acting General Counsel             Member of the Board

                                                            and

                                                  /s/ Dr. P. Schuster
                                                  Dr. P. Schuster
                                                  General Counsel

                                                  /s/ William C. Pelster
                                                  William C. Pelster
                                                  Joel M. Mitnick
                                                  Skadden, Arps, Slate,
                                                    Meagher & Flom
                                                  Counsel for Hoechst AG

                                                  THE DOW CHEMICAL COMPANY

                                                  /s/ Jane M. Gootee
                                                  Jane M. Gootee
                                                  Assistant General Counsel

                                                  /s/ Robert E. Bloch
                                                  Robert E. Bloch
                                                  Scott P. Perlman
                                                  Mayer, Brown & Platt
                                                  Counsel for The Dow
                                                    Chemical Company

                                                  MARION MERRELL DOW INC.

                                                  /s/ Edward H. Stratameier
                                                  Edward H. Stratameier
                                                  Vice President and
                                                    Assistant General
                                                    Counsel

               Dated:    June 26, 1995   Donald S. Clark


                                       ATTACHMENT A

                                  NOTICE OF HOLD SEPARATE
                            AND REQUIREMENT FOR CONFIDENTIALITY

                     Hoechst AG ("Hoechst") has entered into a Hold
               Separate Agreement with the Federal Trade Commission relating to the to be acquired interest in Marion Merrell Dow Inc. ("MMD"). Until after the Commission completes its investigation, MMD must be managed and maintained as a separate, ongoing business, independent of all other competing businesses of Hoechst. All competitive information relating to MMD must be retained and maintained by the persons responsible for the management of MMD on a confidential basis and such persons shall be prohibited from providing, discussing, exchanging, circulating, or otherwise furnishing any such information to or with any other person whose employment involves any competing Hoechst pharmaceutical business. Similarly, all such persons responsible for the management of Hoechst's competing pharmaceutical businesses shall be prohibited from providing, discussing, exchanging, circulating or otherwise furnishing competitive information about such businesses to or with any person responsible for MMD.

                     Any violation of the Hold Separate Agreement may
               subject Hoechst to civil penalties and other relief as provided by law.




                                        EXHIBIT 21



                                           PROXY

                         In connection with the Stock Purchase Agreement,
               dated as of May 3, 1995 (the "Stock Purchase Agreement"), among Hoechst Corporation, a Delaware corporation, H Pharma Acquisition Corp., a Delaware corporation ("Acquisition"), The Dow Chemical Company, a Delaware corporation ("TDCC"), RH Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of TDCC, and Dow Holdings Inc., a Delaware corporation and a wholly owned subsidiary of TDCC, the undersigned hereby grants Acquisition an irrevocable proxy and irrevocably appoints Acquisition or its designee, with full power of substitution, its attorney and proxy to vote all of the 65,931,690 shares (the "Proxy Shares") of common stock, par value $0.10 per share, of Marion Merrell Dow Inc., a Delaware corporation (the "Company"), being sold, transferred and delivered to Acquisition by TDCC pursuant to the Stock Purchase Agreement on the date hereof, at any meeting of the stockholders of the Company, however called, or in connection with any action by written consent by the stockholders of the Company. The undersigned acknowledges and agrees that (i) this proxy is coupled with an interest and is irrevocable and shall not be terminated by operation of law or otherwise upon the occurrence of any event and
               (ii) the undersigned shall not hereafter grant or give any proxies with respect to the Proxy Shares to any other person (and if so granted or given), such other proxy shall be null and void and of no effect).

               DATED:  June 28, 1995

                                             THE DOW CHEMICAL COMPANY

                                             By: /s/ Enrique C. Falla
                                             Name:   Enrique C. Falla
                                             Title:  Executive Vice
                                                     President and Chief
                                                     Financial Officer


                                           PROXY

                         In connection with the Stock Purchase Agreement,
               dated as of May 3, 1995 (the "Stock Purchase Agreement"), among Hoechst Corporation, a Delaware corporation, H Pharma Acquisition Corp., a Delaware corporation ("Acquisition"), The Dow Chemical Company ("TDCC"), a Delaware corporation, RH Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of TDCC ("RHAC"), and Dow Holdings Inc., a Delaware corporation and a wholly owned subsidiary of TDCC, the undersigned hereby grants Acquisition an irrevocable proxy and irrevocably appoints Acquisition or its designee, with full power of substitution, its attorney and proxy to vote all of the 55,934,100 shares (the "Proxy Shares") of common stock, par value $0.10 per share, of Marion Merrell Dow Inc., a Delaware corporation (the "Company"), being sold, transferred and delivered to Acquisition by RHAC pursuant to the Stock Purchase Agreement on the date hereof, at any meeting of the stockholders of the Company, however called, or in connection with any action by written consent by the stockholders of the Company. The undersigned acknowledges and agrees that (i) this proxy is coupled with an interest and is irrevocable and shall not be terminated by operation of law or otherwise upon the occurrence of any event and (ii) the undersigned shall not hereafter grant or give any proxies with respect to the Proxy Shares to any other person (and if so granted or given), such other proxy shall be null and void and of no effect).

               DATED:  June 28, 1995

                                             RH ACQUISITION CORP.

                                             By: /s/ Eric P. Blackhurst

                                             Name:   Eric P. Blackhurst
                                             Title:  Vice President


                                           PROXY

                         In connection with the Stock Purchase Agreement,
               dated as of May 3, 1995 (the "Stock Purchase Agreement"), among Hoechst Corporation, a Delaware corporation, H Pharma Acquisition Corp., a Delaware corporation ("Acquisition"), The Dow Chemical Company ("TDCC"), a Delaware corporation, RH Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of TDCC, and Dow Holdings Inc., a Delaware corporation and a wholly owned subsidiary of TDCC ("DHI"), the undersigned hereby grants Acquisition an irrevocable proxy and irrevocably appoints Acquisition or its designee, with full power of substitution, its attorney and proxy to vote all of the 75,000,000 shares (the "Proxy Shares") of common stock, par value $0.10 per share, of Marion Merrell Dow Inc., a Delaware corporation (the "Company"), being sold, transferred and delivered to Acquisition by DHI pursuant to the Stock Purchase Agreement on the date hereof, at any meeting of the stockholders of the Company, however called, or in connection with any action by written consent by the stockholders of the Company. The undersigned acknowledges and agrees that (i) this proxy is coupled with an interest and is irrevocable and shall not be terminated by operation of law or otherwise upon the occurrence of any event and (ii) the undersigned shall not hereafter grant or give any proxies with respect to the Proxy Shares to any other person (and if so granted or given), such other proxy shall be null and void and of no effect).

               DATED:  June 28, 1995

                                             DOW HOLDINGS INC.

                                             By: /s/ Enrique C. Falla
                                             Name:   Enrique C. Falla
                                             Title:  President